WEST\277369211 368986-000133 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of June 30, 2017, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and CONFORMIS, INC., a Delaware corporation (“ConforMIS”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with ConforMIS, “Borrower”). RECITALS A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of January 6, 2017, as amended by that certain First Amendment to Loan and Security Agreement dated as of March 9, 2017 (as amended from time to time, the “Loan Agreement”). B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has requested that Collateral Agent and Lenders (i) modify the financial covenant in Section 6.8 of the Loan Agreement; and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein. D. Collateral Agent and Lenders have agreed to modify such covenant, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendment to Loan Agreement. 2.1 Section 13.1 (Definitions). The following term and its respective definition hereby is amended and restated in its entirety, as applicable, to Section 13.1 of the Loan Agreement as follows: “Second Draw Period” is the period commencing on date Borrower demonstrates in writing to the reasonable satisfaction of Collateral Agent that Borrower has achieved (a) trailing six (6) months Product Revenue of at least Thirty-Eight Million Dollars ($38,000,000.00) (the “Six Month Term B Revenue Milestone”) and (b) trailing twelve (12) months Product Revenue of at least Seventy-Nine Million Five Hundred Thousand Dollars ($79,500,000.00) (the “Twelve Month Term B Revenue Milestone”) and ending on the earliest of (i) June 30, 2017 and (ii) the occurrence of an Event of Default. For the sake of clarity, the Second Draw Period shall commence on the first measuring date on which the Six Month Term B Revenue Milestone and the Twelve Month Term B Revenue Milestone are achieved concurrently. 2.2 Section 6.8 (Financial Covenant). Section 6.8(a) of the Loan Agreement hereby is amended and restated in its entirety as follows:

WEST\277369211 368986-000133 “Financial Covenant. Borrower shall achieve the following, to be tested as of the last day of the applicable month, on a consolidated basis with respect to Borrower and its Subsidiaries: Trailing six (6) month Product Revenue equal to no less than (i) Thirty Five Million Dollars ($35,000,000.00) from June 30, 2017 through the earlier of (A) the testing date of March 31, 2018 and (B) the date immediately prior to the Funding Date of the Term C Loan; (ii) Thirty-Eight Million Dollars ($38,000,000.00) from the testing date of April 30, 2018 through the date immediately prior to the Funding Date of the Term C Loan; and (iii) Thirty Nine Million Dollars ($39,000,000.00) from the Funding Date of the Term C Loan and at each testing date thereafter.” 3. Limitation of Amendment. 3.1 The amendment set forth in Section 2 above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing; 4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and 4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may

WEST\277369211 368986-000133 be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. 6. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent and Lender of this Amendment by each party hereto, (ii) the funding of the Term B Loan, (iii) Borrower’s payment of Fifty Thousand Dollars ($50,000.00) as an amendment fee, which has been fully earned and is non-refundable as of the date of this Amendment, to be shared by the Lenders in accordance with their respective Pro Rata Shares, and (iv) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment. [Balance of Page Intentionally Left Blank]